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                                                Securities and Exchange Commission
                                                      Washington, D.C. 20549

                                                             Form 8-K

                                                          Current Report
                                                Pursuant to Section 13 or 15(d) of
                                                the Securities Exchange Act of 1934


Date of Report (Date of Earliest event reported):  March 15, 2000

                                                Bay View Securitization Corporation
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                                        (Exact name of registrant as specified in charter)

           Delaware                                             333-16233                                   93-1225376
------------------------------                           ---------------------                --------------------------------------
State or other jurisdiction of                           (Commission File No.)                 (I.R.S. Employer Identification No.)
 incorporation or organization


         c/o Bay View Bank
         1840 Gateway Drive
       San Mateo, California                                                                                      94404
--------------------------------------                                                                 -----------------------------
Address of principal executive offices                                                                           Zip Code


                                Registrant's telephone number, including area code:  (650) 573-7310


                               2121 So. El Camino Real, San Mateo, California 94403, (650) 573-7310
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                        (Former name, former address, and former fiscal year, if changed since last report)
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Item 7.   Financial Statements, Pro forma Financial Information and Exhibits

Exhibit 99.1   Monthly Servicer's Report dated February 29, 2000


                                   Signatures

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on behalf of Bay View Securitization Corporation by the undersigned thereunto duly authorized.


                                    BAY VIEW 1997 RA-1 AUTO TRUST
                              BY:   BAY VIEW SECURITIZATION CORPORATION
                                    ORIGINATOR OF TRUST



Dated:  March 22, 2000        By:  /s/ David A. Heaberlin
                                   -------------------------------------------
                                   David A. Heaberlin
                                   Treasurer and Chief Financial Officer


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